Exhibit 21

SUBSIDIARIES OF CARRIER GLOBAL CORPORATION

The following entities are subsidiaries of Carrier Global Corporation as of December 31, 2025:

Subsidiary	State or Country of Incorporation or Organization

Addvolt, S.A., Portugal	Portugal
AHI Carrier CZ s.r.o., Czech Republic	Czech Republic
AHI Carrier FZC, United Arab Emirates	United Arab Emirates
AHI Carrier Hungary HVAC Limited Liability Company, Hungary	Hungary
AHI Carrier Romania S.R.L., Romania	Romania
Ainsworth Holdings SAS, France	France
AIR-COND International GmbH, Austria	Austria
Alarko Carrier Sanayi ve Ticaret A.S., Turkey	Turkey
Aldridge Holdings LLC, Delaware	Delaware
Andanoli AG, Switzerland	Switzerland
Arabian Air Conditioning Company Ltd., Saudi Arabia	Saudi Arabia
Ardmore Holdings S.a r.l., Grand-Duchy of Luxembourg	Grand-Duchy of Luxembourg
Automated Logic Contracting Services, Inc., Delaware	Delaware
Automated Logic Corporation, Georgia	Georgia
B. Grimm Airconditioning Limited, Thailand	Thailand
B. Grimm Carrier (Thailand) Limited, Thailand	Thailand
Berlinger & Co. AG, Switzerland	Switzerland
Bio-Energie Allendorf GmbH, Germany	Germany
Blaich Automation GmbH, Germany	Germany
Bresco Limited, Ireland	Ireland
CACI Aircon Private Limited, India	India
C-Air AG, Switzerland	Switzerland
Carin Holdings S.a r.l., Grand-Duchy of Luxembourg	Grand-Duchy of Luxembourg
Carlyle Air Conditioning Company, Inc., New York	New York
Carlyle Scroll Holdings Inc., Delaware	Delaware
Carolin Holdings B.V., Netherlands	Netherlands
Carrier (Malaysia) SDN. BHD., Malaysia	Malaysia
Carrier (Puerto Rico), Inc., Delaware	Delaware
Carrier (Thailand) Limited, Thailand	Thailand
Carrier Air Conditioning & Refrigeration R&D Management (Shanghai) Co., Ltd, China	China
Carrier Air Conditioning (Thailand) Co., Ltd., Thailand	Thailand
Carrier Air Conditioning Philippines, Inc., Philippines	Philippines
Carrier Air Conditioning Pty Ltd, Australia	Australia
Carrier Air Conditioning Sales & Service (Shanghai) Co Ltd, China	China
Carrier Aircon Lanka Private Limited, Sri Lanka	Sri Lanka
Carrier Airconditioning & Refrigeration Limited, India	India

Carrier Air-Conditioning & Refrigeration Sales (Shanghai) Co., Ltd, China	China
Carrier Air-Conditioning & Refrigeration System (Shanghai) Co., Ltd., China	China
Carrier Aire Acondicionado De Venezuela, S.A., Venezuela	Venezuela
Carrier Aktiebolag, Sweden	Sweden
Carrier ARCD Pte. Ltd, Singapore	Singapore
Carrier Asia Limited, Hong Kong	Hong Kong
Carrier Asia Pacific Operations Pte Ltd, Singapore	Singapore
Carrier Australia Commercial Holdings Pty Ltd, Australia	Australia
Carrier Australia Pty Ltd, Australia	Australia
Carrier Automated Logic Australia Pty Ltd, Australia	Australia
Carrier Canada Corporation, New Brunswick	New Brunswick
Carrier CIT Mexico, S. DE R.L. DE C.V., Mexico	Mexico
Carrier Controls Limited, England	England
Carrier Corporation Regional Head Quarter Company, Saudi Arabia	Saudi Arabia
Carrier Corporation, Delaware	Delaware
Carrier Culoz S.A., France	France
Carrier Deutschland Holding GmbH, Germany	Germany
Carrier Distribution Italy Srl, Italy	Italy
CARRIER EMEA SAS, France	France
Carrier EMEA Verwaltungs GmbH, Austria	Austria
Carrier Enterprise Canada L.P., Ontario	Ontario
Carrier Enterprise Canada, (G.P.), Inc., New Brunswick	New Brunswick
Carrier Enterprise Leasing, Inc., Delaware	Delaware
Carrier Enterprise Northeast, LLC, Delaware	Delaware
Carrier Enterprise, LLC, Delaware	Delaware
Carrier Experts Service (Central Malaysia) Sdn. Bhd., Malaysia	Malaysia
Carrier Far East Limited, Hong Kong	Hong Kong
Carrier Fire & Security EMEA BV, Belgium	Belgium
Carrier Fire & Security Luxembourg S.a r.l., Grand-Duchy of Luxembourg	Grand-Duchy of Luxembourg
Carrier Fire & Security, LLC, Delaware	Delaware
Carrier Foundation, Inc., Florida	Florida
Carrier France SCS, France	France
Carrier Global Corporation, Delaware	Delaware
Carrier Guam, Inc., Guam	Guam
Carrier Holdings Australia Pty Ltd, Australia	Australia
Carrier Holdings B.V., Netherlands	Netherlands
Carrier Hong Kong Limited, Hong Kong	Hong Kong
Carrier HVAC Equipment (Hangzhou) Co., Ltd., China	China
Carrier HVAC Sales & Service (Shanghai) Co., Ltd., China	China
Carrier HVACR Investments B.V., Netherlands	Netherlands
Carrier Innovation Technologies GmbH, Switzerland	Switzerland
Carrier InterAmerica Corporation, Delaware	Delaware
Carrier Intercompany Lending Designated Activity Company, Ireland	Ireland
Carrier International Corporation, Delaware	Delaware

Carrier International Corporation, Nevada	Nevada
Carrier International Deutschland GmbH, Germany	Germany
Carrier International Mauritius Ltd., Mauritius	Mauritius
Carrier International Sdn. Berhad, Malaysia	Malaysia
Carrier Investments Australia Pty Ltd, Australia	Australia
Carrier Investments UK Limited, United Kingdom	United Kingdom
Carrier Japan Corporation, Japan	Japan
Carrier Japan Engineering Corporation, Japan	Japan
Carrier Kältesysteme Austria GmbH, Austria	Austria
Carrier Kältetechnik Schweiz AG aka Carrier Refrigeration Switzerland Ltd, Switzerland	Switzerland
Carrier Klimatechnik GmbH, Germany	Germany
Carrier Kuwait Airconditioning K.S.C., Kuwait	Kuwait
Carrier Linde Refrigeration Philippines, Inc., Philippines	Philippines
Carrier Mexico, S.A. de C.V., Mexico	Mexico
Carrier Middle East Limited, Bermuda	Bermuda
Carrier Midea India Private Limited, India	India
Carrier Midea North America LLC, Delaware	Delaware
Carrier Montilla, S.A.U., Spain	Spain
Carrier Montluel SCS, France	France
Carrier Overseas Service, Limited, Delaware	Delaware
Carrier Oy, Finland	Finland
Carrier Park View, Inc., Delaware	Delaware
CARRIER PENSION TRUSTEE LIMITED, England	England
CARRIER Polska Sp. z o.o., Poland	Poland
Carrier Portugal Ar Condicionado, Lda, Portugal	Portugal
Carrier Reefers & Gensets B.V., Netherlands	Netherlands
Carrier Refrigeracao Brasil Ltda., Brazil	Brazil
Carrier Refrigeration Operation Czech Republic s.r.o, Czech Republic	Czech Republic
Carrier Refrigeration Operation Italy Srl, Italy	Italy
Carrier Refrigeration Operations France SAS, France	France
Carrier Refrigeration Rus Limited Liability Company, Russian Federation	Russian Federation
Carrier Refrigeration Sweden AB, Sweden	Sweden
Carrier Rental Systems (UK) Limited, Scotland	Scotland
Carrier Rental Systems Asia Pte Ltd, Singapore	Singapore
Carrier Rental Systems Malaysia Sdn. Bhd., Malaysia	Malaysia
Carrier Research Center, Inc., Delaware	Delaware
Carrier RLC EMEA Holding GmbH, Germany	Germany
Carrier RLC Europe SAS, France	France
Carrier S.A. Industria E Comercio, Brazil	Brazil
CARRIER SAS, France	France
Carrier Saudi Service Company Ltd., Saudi Arabia	Saudi Arabia
Carrier Service Company, Delaware	Delaware
Carrier Singapore (PTE) Limited, Singapore	Singapore
Carrier Solutions Contracting and Trading and Services W.L.L., Qatar	Qatar
Carrier Solutions UK Ltd, England	England

Carrier South Africa Proprietary Limited, South Africa	South Africa
Carrier Srl, Italy	Italy
Carrier Taiwan Co., Ltd., Taiwan (Province of China)	Taiwan (Province of China)
Carrier Technologies India Limited, India	India
Carrier Technologies ULC, Alberta	Alberta
Carrier Transicold (UK) Limited, England	England
Carrier Transicold Austria GmbH, Austria	Austria
Carrier Transicold Belgium BV, Belgium	Belgium
Carrier Transicold Brasil Equipamentos de Ar Condicionado e de Refrigeração para Transportes Ltda., Brazil	Brazil
Carrier Transicold Container Products B.V., Netherlands	Netherlands
Carrier Transicold Container Products Limited, Hong Kong	Hong Kong
Carrier Transicold Container Products Limited, Japan	Japan
Carrier Transicold De Mexico, S. de R.L. de C.V., Mexico	Mexico
Carrier Transicold Deutschland GmbH, Germany	Germany
Carrier Transicold Espana, S.A., Spain	Spain
Carrier Transicold Europe, France	France
Carrier Transicold France, France	France
Carrier Transicold Hong Kong Limited, Hong Kong	Hong Kong
Carrier Transicold Industries, France	France
Carrier Transicold Italia S.r.l., Italy	Italy
Carrier Transicold Limited, Delaware	Delaware
Carrier Transicold Netherlands B.V., Netherlands	Netherlands
Carrier Transicold Polska Sp. z o.o., Poland	Poland
Carrier Transicold Pte. Ltd, Singapore	Singapore
Carrier Transicold Scandinavia A/S, Denmark	Denmark
Carrier Transicold Sweden AB, Sweden	Sweden
Carrier Treasury Center Inc., Delaware	Delaware
Carrier Treasury Services Ireland Limited, Ireland	Ireland
Carrier UK Holdings Limited, United Kingdom	United Kingdom
Carrier Ventures, LLC, Delaware	Delaware
Carrier Vietnam Air Conditioning Company Limited, Vietnam	Vietnam
Carrier Warranty Holdings, LLC, Delaware	Delaware
Carrier Warranty, LLC, Delaware	Delaware
Chipan Corporation, Delaware	Delaware
CIAT GROUP, France	France
Climate & Controls Benelux B.V., Netherlands	Netherlands
Climate, Controls & Security Argentina S.A., Argentina	Argentina
Clipper Enterprises Limited, United Kingdom	United Kingdom
CLK Corporation, Korea (the Republic of)	Korea (the Republic of)
Comercial Sensitech South America Limitada, Chile	Chile
Compu-Home Systems, Inc., Delaware	Delaware
Concepcion Carrier Realty Holdings Inc., Philippines	Philippines
Concepcion-Carrier AirConditioning Company, Philippines	Philippines
Concepcion-Carrier Holdings Inc., Philippines	Philippines

Conkey-NORESCO JV, LLC, Delaware	Delaware
Connectivity Solutions GmbH (ehem. Wibutler / Vi-Acht), Germany	Germany
Dah Fung Hong (Holdings) Company Limited, Hong Kong	Hong Kong
DBT Digital Building Technology GmbH & Co. KG, Germany	Germany
DBT Verwaltungs GmbH, Germany	Germany
DTKO BV, Netherlands	Netherlands
EcoEnergy Insights Limited, India	India
Edward B. Ward & Company, Inc., California	California
Elgin Holdings SAS, France	France
Empresas Carrier, S. de R.L. de C.V., Mexico	Mexico
Energiegestalter GmbH, Germany	Germany
Energy Infrastructure, LLC, Delaware	Delaware
Environmental Market Solutions, Inc., China	China
Environmental Market Solutions, Inc., District of Columbia	District of Columbia
Etanomics Italia srl, Italy	Italy
FHP Manufacturing Company, Delaware	Delaware
FIT SERVICE S.P.A., Italy	Italy
Foshan Midea Carrier Air-Conditioning Equipment Co. Ltd., China	China
Frigi Transport (Fritans) S.A., Panama	Panama
Frylands B.V., Netherlands	Netherlands
GD Midea Air-Conditioning Equipment Co., Ltd, China	China
GD Midea Group WUHAN Air-Conditioning Equipment Co., Ltd, China	China
Global Comfort Solutions LLC, Delaware	Delaware
Gnitrow Ltd, England	England
Guangdong Carrier Heating, Ventilation & Air Conditioning Company Limited, China	China
Guangdong Giwee Electronics Commerce Co., Ltd, China	China
Guangdong Giwee Group Co., LTD, China	China
Guangdong Giwee Technology Co., Ltd, China	China
Guangdong Yuean Information Technology Co., Ltd., China	China
Hawthorne Holdings S.a r.l., Grand-Duchy of Luxembourg	Grand-Duchy of Luxembourg
HVAC Clima, Servicio y Controles Iberia, S.L., Spain	Spain
ICP Petroleum Inc., Delaware	Delaware
ithinx GmbH (vorher: Blitz 15_231 GmbH), Germany	Germany
Jada Holdings B.V., Netherlands	Netherlands
Johann Purchaser GmbH, Germany	Germany
Kaysail Limited, England	England
KFI Wind-Down Corp., Delaware	Delaware
Kidde International Limited, England	England
Kidde IP Holdings Inc., Delaware	Delaware
Kidde Limited, England	England
Kidde plc Inc., Delaware	Delaware
Kidde Products Limited, England	England
Kidde Securities Limited, England	England
Kidde US Holdings, LLC, Delaware	Delaware

Mangrove Cell 11 PC, District of Columbia	District of Columbia
Maroc Climate & Security - MCS, Morocco	Morocco
Matlock Holdings Ltd, England & Wales	England & Wales
Miraco Development Services & Trading Company, S.A.E., Egypt	Egypt
Misr Refrigeration And Air Conditioning Manufacturing Company S.A.E., Egypt	Egypt
Nihon Sensitech Corporation, Japan	Japan
Nlyte Software Americas Limited, United Kingdom	United Kingdom
Nlyte Software Holdings Inc., Delaware	Delaware
Nlyte Software Limited, United Kingdom	United Kingdom
NORESCO Puerto Rico, LLC, Delaware	Delaware
NORESCO, Inc., Delaware	Delaware
Noresco, LLC, Delaware	Delaware
NORESCO-SG, LLC, Delaware	Delaware
Nuove Energie s.r.l., Italy	Italy
Onity India Private Limited, India	India
Onity SA, Argentina	Argentina
Parkview Treasury Services (UK) Limited, United Kingdom	United Kingdom
PBX GmbH, Austria	Austria
Peccon GmbH, Germany	Germany
PSV Project Service and Value S.r.l., Italy	Italy
PT Berca Carrier Indonesia, Indonesia	Indonesia
Q-Carrier (B) Sendirian Berhad, Brunei Darussalam	Brunei Darussalam
Refrigeration Solutions Netherlands B.V., Netherlands	Netherlands
Riello America LLC, New Jersey	New Jersey
Riello Canada Inc., Ontario	Ontario
RIELLO FRANCE SA, France	France
RIELLO GROUP S.P.A, Italy	Italy
Riello Heating Equipment (Shanghai) Co Ltd, China	China
Riello Investments Inc., Ontario	Ontario
Riello Ltd, United Kingdom	United Kingdom
RIELLO PALNIKI SP.Zoo, Poland	Poland
Riello RO S.r.l., Romania	Romania
Riello S.A., Switzerland	Switzerland
RIELLO S.P.A., Italy	Italy
Riello Trading (shanghai) Co.Ltd, China	China
RUG RIELLO URZADZENIA GRZEWCZE SA, Poland	Poland
Saudi Airconditioning Manufacturing Company (Samco), Saudi Arabia	Saudi Arabia
Sebec Holdings Corporation, Nova Scotia	Nova Scotia
SEC Carrier Energy Performance Engineering Co., Ltd. (YiChuang), China	China
Sensitech Canada Inc., Alberta	Alberta
Sensitech EMEA B.V., Netherlands	Netherlands
Sensitech France S.a.r.L., France	France
Sensitech Iberica SL, Spain	Spain
Sensitech Inc., Delaware	Delaware
Sensitech Pty Limited, Australia	Australia

Shandong Fuerda Air-Conditioning Equipment Co., Ltd., China	China
Shanghai Carrier Transicold Equipment Co., Ltd, China	China
Shanghai Yileng Carrier Air Conditioning Equipment Company Limited, China	China
South American Coöperatief U.A., Netherlands	Netherlands
South American HoldCo I B.V., Netherlands	Netherlands
South American HoldCo II B.V., Netherlands	Netherlands
Springer Carrier Ltda., Brazil	Brazil
SSS Carrier, S. de R.L. de C.V., Mexico	Mexico
Sunbelt Transport Refrigeration, Ltd., Florida	Florida
Sustainability Investment Asia Limited, Hong Kong	Hong Kong
TEC Distribution LLC, Delaware	Delaware
TEC Leasing, Inc., Delaware	Delaware
Tianjin Yuanchang Reefer Container Service Co., Ltd, China	China
Toshiba Carrier North America, Inc., Delaware	Delaware
TRS Transportkoeling B.V., Netherlands	Netherlands
US CIT LLC, Delaware	Delaware
UTEC, Inc., Delaware	Delaware
UTS Carrier L.L.C., United Arab Emirates	United Arab Emirates
VCS Holding One GmbH & Co. KG, Germany	Germany
VCS Holding Two GmbH & Co. KG, Germany	Germany
Viessmann (Schweiz) GmbH, Switzerland	Switzerland
Viessmann ApS, Denmark	Denmark
Viessmann Australia PTY Ltd., Australia	Australia
Viessmann Belgium BV (ehemals Viessmann Belgium BVBA), Belgium	Belgium
Viessmann China Ltd., Hong Kong	Hong Kong
Viessmann Climate Solutions Berlin GmbH (ehem. VC/O GmbH; ehem. Vi Digital GmbH), Germany	Germany
Viessmann Climate Solutions GmbH & Co. KG, Germany	Germany
Viessmann CS Real Estate GmbH & Co. KG, Germany	Germany
Viessmann d.o.o., Croatia	Croatia
Viessmann d.o.o., Slovenia	Slovenia
Viessmann Deutschland GmbH, Germany	Germany
Viessmann DOO, Serbia	Serbia
Viessmann Elektronik GmbH, Germany	Germany
Viessmann Engineering s.r.l., Italy	Italy
Viessmann EOOD, Bulgaria	Bulgaria
Viessmann Faulquemont SAS, France	France
Viessmann France SAS, France	France
Viessmann Fütéstechnika Kft., Hungary	Hungary
Viessmann Gesellschaft m.b.H., Austria	Austria
Viessmann Heating Technology Beijing Co. Ltd., China	China
Viessmann Heating Technology Dachang Co., Ltd., China	China
Viessmann Heating Technology Zhejiang Co., Ltd., China	China
Viessmann Holding Austria GmbH, Austria	Austria
Viessmann Holding GmbH, Switzerland	Switzerland
Viessmann Holding International GmbH, Germany	Germany

Viessmann Holding International Verwaltungs GmbH, Germany	Germany
Viessmann Holzheiztechnik GmbH, Austria	Austria
Viessmann Industrie France SAS, France	France
Viessmann Industrie Holding SAS, France	France
Viessmann Industriekessel Mittenwalde GmbH, Germany	Germany
Viessmann Isi Teknikleri Ticaret Limited Sirketi, Turkey	Turkey
Viessmann IT Service GmbH, Germany	Germany
Viessmann Kraft-Wärme-Kopplung GmbH, Germany	Germany
Viessmann Limited, United Kingdom	United Kingdom
Viessmann LLC, Ukraine	Ukraine
Viessmann LLC, Uzbekistan	Uzbekistan
Viessmann Logistik International GmbH, Germany	Germany
Viessmann Manisa Isi Teknolojileri Sanayi ve Ticaret Limited Sirketi, Turkey	Turkey
Viessmann Manisa Sales Marketing and Trade Ltd. (Viessmann Manisa Satış Pazarlama ve Ticaret Limited Şirketi, Manisa), Turkey	Turkey
Viessmann Manufacturing Company (U.S.) Inc., Rhode Island	Rhode Island
Viessmann Manufacturing Company ULC, Nova Scotia	Nova Scotia
Viessmann Middle East FZE, United Arab Emirates	United Arab Emirates
Viessmann Nederland B.V., Netherlands	Netherlands
Viessmann Oy, Finland	Finland
Viessmann s r.o., Slovakia	Slovakia
Viessmann S.L., Spain	Spain
Viessmann S.r.l., Italy	Italy
Viessmann Services Poland Sp. z o.o. (ehemals Viessmann Refrigeration Solutions Operations Sp. z o.o. Wroclaw), Poland	Poland
Viessmann Shared Service GmbH, Germany	Germany
Viessmann SIA, Latvia	Latvia
Viessmann Singapore PTE Ltd, Singapore	Singapore
Viessmann Solutions & Services GmbH, Germany	Germany
Viessmann Sp. z o.o., Poland	Poland
Viessmann SRL, Romania	Romania
Viessmann Technika Dombóvár Kft., Hungary	Hungary
Viessmann Technika Grzewcza Sp. z o.o., Poland	Poland
Viessmann Technology Vietnam Company Limited, Vietnam	Vietnam
Viessmann UAB, Lithuania	Lithuania
Viessmann Värmeteknik AB, Sweden	Sweden
Viessmann Vietnam Co. Ltd., Vietnam	Vietnam
Viessmann Werke Allendorf GmbH, Germany	Germany
Viessmann Werke Berlin GmbH, Germany	Germany
Viessmann Workforce GmbH, Germany	Germany
Viessmann, spol. s r.o., Czech Republic	Czech Republic
VOKERA (IRELAND) LIMITED, Ireland	Ireland
Vokera Ltd, United Kingdom	United Kingdom
VWB Real Estate GmbH & Co. KG, Germany	Germany
Waldhauser GmbH & Co. Wärmetechnik KG, Germany	Germany
Waldhauser GmbH, Germany	Germany

Worthington Holdings B.V., Netherlands	Netherlands